Exhibit 10.9

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement, dated as of September 18, 2001 (this "Agreement"), is by and between Crest View Inc., a Nevada corporation ("Buyer"), and Anthony Conforti, a New Mexico resident ("Seller").


                                    RECITALS:

          WHEREAS, Seller is the owner of 1,250 shares (the "Shares") of the outstanding stock (the "PGG Stock"), of Plan Grande Group, S.A., a Honduran corporation ("PGG");

          WHEREAS, the PGG Stock is the sole authorized and outstanding class of stock of PGG and the Shares represent all of the issued and outstanding shares of PGG Stock, as of the date of this Agreement;

          WHEREAS, Buyer desires to acquire all of the outstanding ownership interests of any kind of PGG upon the terms and conditions set forth in this Agreement;

          WHEREAS, the Seller desires to sell to Buyer the Shares upon the terms and conditions set forth in this Agreement;

          WHEREAS, the Board of Directors of Buyer has determined that it is advisable and in Buyer's advantage and benefit to effect a purchase of the Shares from the Seller; and

          WHEREAS, the Board of Directors of Buyer has approved and adopted this Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties and covenants herein contained, and other good and valuable consideration, the receipt and adequacy is hereby acknowledged, the parties hereto do hereby agree as set forth below.

                          ARTICLE I - PURCHASE AND SALE

     1.1. Sale and Purchase of Shareholder Shares. On the Closing Date (as hereinafter defined), in accordance with the provisions of this Agreement and applicable law, Seller will sell, assign, transfer and convey to Buyer, and Buyer will purchase from the Seller, all of the Shares.


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

                           ARTICLE II - CONSIDERATION

2.1. Amount of Consideration. In consideration for the sale, assignment, transfer and conveyance of the Shares to Buyer from Seller pursuant to Paragraph
1.1. above, Buyer shall issue, pay and deliver to Seller, at the Closing (as hereinafter defined), the sum of $268,665 (the "Consideration"), payable by the delivery to Seller of a promissory note, substantially in the form attached as Exhibit A to this Agreement, in the principal amount of $268,665 (the "Note"), duly executed by Buyer.

             ARTICLE III - REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents, warrants and acknowledges to and covenants and agrees with Buyer as follows:

3.1. Status; Authority Seller has legal capacity to execute, deliver and perform Seller's obligations under this Agreement; and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller and this Agreement constitutes the valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies;

3.2. Consents and Approvals, No Conflicts.

          (a) The execution and delivery of this Agreement by Seller do not, and the performance by Seller of Seller's obligations hereunder will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent Seller from performing any of Seller's material obligations under this Agreement; and

          (b) The execution, delivery and performance of this Agreement by Seller and the other agreements and agreements to be executed, delivered and performed by Seller pursuant hereto and the consummation of the transactions contemplated hereby and thereby by Seller do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Seller or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of Seller pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which Seller is a party or by which any of such assets or properties is bound, except as would not prevent Seller from performing any of Seller's material obligations under this Agreement and would not have a material adverse effect on Seller or Seller's assets;


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

3.3. The Shares. Seller is the lawful owner of and has the full right, power, and authority to sell, transfer, and deliver to the Buyer the Shares in accordance with the terms of this Agreement and the sale, transfer, and delivery of the Shares in accordance with the terms of this Agreement will transfer good, valid and marketable title to the Shares free and clear of all liens, encumbrances, claims or rights of every kind and nature whatsoever;

3.4. Seller's Status with and Knowledge of PGG. Since the formation of PGG, Seller has been the sole officer and director of PGG; and, in his capacity as the sole shareholder, officer and director of PGG, Seller is fully aware of the business, operations and administration of PGG;

3.5. Valid Issuance. All of the Shares have been duly authorized, are validly issued and outstanding, are fully paid and non-assessable, and no liability attaches to the holder(s) of the Shares; the Shares are owned by Seller free and clear of any and all restrictions, liens, claims, or encumbrances or rights of third parties of any nature whatsoever; there are no existing options, warrants, calls, or commitments on the part of Seller of any character relating to the Shares; and no voting agreements or restrictions of any kind affect the rights of any of the Shares or the holders of the Shares;

3.6. Organization, Standing and Power of the Company. PGG is a corporation duly organized, validly existing and in good standing under the laws of Honduras; PGG has the corporate power to own its properties and to carry on its business as now being conducted; and Seller has made available to Buyer true and correct copies of the incorporation documents (the "Incorporation Documents") filed with the appropriate Honduran authorities in order to properly form and operate PGG under Honduran law;

3.7. PGG Capital Structure. The authorized securities of PGG consists of PGG Stock, and no other securities of any kind; as of the date of this Agreement, there were issued and outstanding an aggregate of 1,250 shares of PGG Stock; as of the date of this Agreement, there where no shares of PGG Stock nor any other securities of PGG issuable upon exercise of any outstanding options granted by PGG or Seller; no shares of PGG Stock nor any other securities of PGG are subject to outstanding convertible debt securities; all outstanding shares of PGG Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Incorporation Documents or any agreement to which PGG is a party or by which it is bound; there are no options, warrants, calls, rights, commitments or agreements of any character to which PGG is a party or by which it is bound, obligating PGG to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of PGG or obligating PGG to grant, extend or enter into any such option, warrant, call, right, commitment or agreement;

3.8. Subsidiaries. PGG does not have and has never had any subsidiaries or affiliated companies and does not otherwise own and has never otherwise owned any shares of capital stock or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or other business entity;


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3.9. PGG Assets and Liabilities.  The sole assets (the "Assets") and liabilities of PGG are as set forth on Schedule 3.9 to this Agreement; and the Assets are owned by PGG free and clear of all liens, encumbrances, claims or rights of every kind and nature whatsoever;

3.10. Taxes. All federal, state and other returns and reports required to be filed by PGG have been duly filed by PGG and all material taxes and other assessments and levies (including all interest and penalties) including, without limitation, income, franchise, real estate, sales, gross receipts, use and services taxes, and employment and employee withholding taxes, owed by PGG have been paid in full by PGG unless being contested in good faith; and all such taxes and other assessments and levies which PGG is required by law to have withheld, collected or deposited have been duly withheld and collected and deposited with the proper governmental authorities or segregated and set aside for such payment, and if so segregated and set aside, shall be so paid by PGG as required by law;

3.11. Litigation. There is no material action, suit or proceeding of any nature pending or to the best of Seller's knowledge threatened against PGG, PGG's properties or any of PGG's officers or directors, in their respective capacities as such;

3.12. Status of Material Contracts. PGG is not in default of, nor is in anticipatory breach of any of its material contracts with third parties, nor does PGG have any reason to believe that it will be so in the future;

3.13.  Ownership  of  Property;  Indemnification.   PGG  owns  good,  valid  and
marketable title or valid license to any property, including intellectual property, that it uses in the operation of its business, free any clear of all mortgages, liens, pledges, charges or encumbrances, except (i) the lien of current taxes no yet due and payable and (ii) such imperfections of title, liens and easements as do not and would not reasonably be expected to have a material adverse effect on PGG; and, with regard to any licenses to use property, including intellectual property, PGG has valid and enforceable license agreements with the third party owners of the property, and none of such intellectual property infringes upon the proprietary rights of any third party;

3.14. ERISA Plans. The Company does not have any plans that would be covered by the United States ERISA laws;

3.15. Restrictions on Business Activities. To Seller's knowledge, there is no agreement, judgment, injunction, order or decree binding upon PGG which has or could reasonably be expected to have the effect of prohibiting or materially impairing any current or future business practice of PGG to compete with any other person or the conduct of business by PGG as currently conducted or as proposed to be conducted by PGG;

3.16. Governmental Authorization; Compliance with Laws. PGG has obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of any applicable governmental entity or other regulatory agency, (i) pursuant to which PGG currently operates or holds any interest in any of its properties or (ii) that is required for the operation of PGG's business or the holding of any such interest ((i) and (ii) herein collectively referred to as the "Company Authorizations"), and all of such Company Authorizations are in full force and effect,


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

except where the failure to obtain or have any such Company Authorizations could not reasonably be expected to have a material adverse effect on PGG; PGG is in material compliance with all applicable laws, statutes, orders, rules and regulations of any applicable governmental entity or other regulatory agency relating to PGG, except where the failure to do so would not have a material adverse effect and PGG has not received notice of any violations of any of the above;

3.17. Minute Books. The minute books of PGG (the "Minute Books") contain complete and accurate records of all meetings and other corporate actions of the shareholders and Board of Directors (including any committees of the Board) of PPG;

3.18. No Violations of Law. PGG is not in violation of any applicable provisions of any federal, state, local or foreign law, ordinance, rule or regulation, or any judgement, order, writ or decree, which violations, individually or in the aggregate, could have a material adverse effect on the business, financial condition or results of operations of PGG;

3.19. Finders. Seller is not obligated, absolutely or contingently, to any person for financial advice, a finder's fee, brokerage commission, or other similar payment in connection with the transactions contemplated by this Agreement; and

3.20. No Other Representations, Warranties, Covenants or Agreements of Buyer. Except as set forth in this Agreement, or the documents referred to herein, Buyer has not made any representation, warranty, covenant or agreement with respect to the matters contained herein.

              ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents, warrants and acknowledges to and covenants and agrees with Seller as follows:

4.1. Corporate Status. Buyer (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by Seller and to carry on the business of Buyer, as it is now being conducted, and (iii) is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the character of the properties owned or leased by Buyer and/or the nature of the activities conducted by Buyer makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not prevent Buyer from performing any of its material obligations under this Agreement and would not have a material adverse effect on the business, operations or financial condition of Buyer;

4.2. Authority of Agreement. Buyer has the power and authority to accept, execute and deliver this Agreement and, upon acceptance by Buyer (in whole or part), to carry out its obligations hereunder; and the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer and this Agreement, upon acceptance by Buyer (in whole or


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

part), constitutes the valid and legally binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies; the Note to be issued hereunder, upon issuance thereof in accordance with the terms hereof, will be validly authorized, fully paid and non-assessable;

4.3. Consents and Approvals; No Conflict.

          (a) The acceptance, execution and delivery of this Agreement by Buyer does not, and the performance by Buyer of its obligations hereunder, upon acceptance by Buyer (in whole or part), will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent Buyer from performing any of its material obligations under this Agreement and would not have a material adverse effect; and

          (b) The acceptance, execution, delivery and performance of this Agreement by Buyer and the other agreements and documents to be executed, delivered and performed by Buyer pursuant hereto and the consummation of the transactions contemplated hereby and thereby by Buyer do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the
     Incorporation Documents or, except as would not prevent Buyer from performing any of its material obligations under this Agreement and would not have a material adverse effect upon Buyer, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Buyer or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which Buyer is a party or by which any of such assets or properties is bound;

4.4. Absence of Litigation. No claim, action, proceeding or investigation is pending which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect Buyer's ability to consummate the transactions contemplated hereby or which would have a material adverse effect upon Buyer;

4.5. Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby;

4.6. Finders. Buyer is not obligated, absolutely or contingently, to any person for financial advice, a finder's fee, brokerage commission, or other similar payment in connection with the transactions contemplated by this Agreement.


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4.7. No Other  Representations,  Warranties,  Covenants or Agreements of Seller.
Except as set forth in this Agreement, or the documents referred to herein, Seller has not made any representation, warranty, covenant or agreement with respect to the matters contained herein;

                 ARTICLE V - CONDITIONS TO OBLIGATIONS OF BUYER

     The obligations of Buyer under this Agreement are, at the option of Buyer, subject to the satisfaction at and prior to the Closing Date of the following terms and conditions:

5.1. Fulfillment of Covenants. All the terms, covenants and conditions of this Agreement to be complied with and performed by Seller on or before the Closing Date shall have been duly complied with and performed, and there shall have been delivered to Buyer a certificate to such effect dated the Closing Date, signed by Seller.

5.2. Accuracy of Representations and Warranties. All of the representations and warranties made by Seller in this Agreement shall be true as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, and Seller shall have delivered to Buyer a certificate to such effect, dated the Closing Date, and signed by Seller.

5.3. No Litigation. There shall be no action, proceeding, investigation or pending or actual litigation the purpose of which is to enjoin or may be to enjoin the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon Buyer, or any of the officers or directors thereof, because of or due to, in many respects, the consummation of the transactions contemplated by this Agreement. There shall be no action, proceeding, investigation or pending or actual litigation against or with respect to PGG, Seller, outstanding shares of PPG Stock or the Shares which could, in any way, invalidate or damage this Agreement or value of the assets which Buyer is acquiring pursuant to this Agreement.

                ARTICLE VI - CONDITIONS TO OBLIGATIONS OF SELLER

     The obligations of Seller under this Agreement are, at the option of Seller, subject to the satisfaction at and prior to the Closing Date of the following terms and conditions:

6.1. Fulfillment of Covenants. All the terms, covenants and conditions of this Agreement to be complied with and performed by Buyer on or before the Closing Date shall have been duly complied with and performed, and there shall have been delivered to Seller a certificate to such effect dated the Closing Date, signed by Buyer's President and Secretary.

6.2. Accuracy of Representations and Warranties. All of the representations and warranties made by Buyer in this Agreement shall be true as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, and Buyer shall have delivered to Seller a certificate to such effect dated the Closing Date, signed by Buyer's President and Secretary.


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6.3. No  Litigation.  There  shall be no action,  proceeding,  investigation  or pending or actual litigation the purpose of which is to enjoin or may be to enjoin the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon Seller because of or due to, in any respect, the consummation of the transactions contemplated by this Agreement. There shall be no action, proceeding, investigation or pending or actual litigation against or with respect to Buyer or the Note which could, in any way, invalidate or damage this Agreement or value of the assets which Seller is acquiring pursuant to this Agreement.


                              ARTICLE VII - CLOSING

7.1. Closing Date. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Buyer's counsel, Snow Becker Krauss P.C., at 605 Third Avenue - 25th Floor, New York, New York 10158, simultaneous with the execution of this Agreement (the "Closing Date"), or such other place, date or time as shall be mutually agreed upon by the parties to this Agreement.

7.2. Seller's Deliveries at Closing. At the Closing, Seller shall deliver to Buyer (a) stock certificates evidencing Seller's ownership of the Shares, each stock certificate being duly endorsed by Seller for the transfer of the Shares evidenced by such stock certificate to Buyer, (b) the certificates described in paragraphs 5.1 and 5.2 of this Agreement and (c) the Minute Books.

7.3. Buyer's Deliveries at Closing. At the Closing, Buyer shall deliver to Seller the (a) Note, as fully executed by Buyer's authorized officers, and (b) certificates described in paragraphs 6.1 and 6.2 of this Agreement.

                         ARTICLE VIII - INDEMNIFICATION

8.1. Right of Indemnification. From and after the Closing Date, each party hereto will indemnify and hold harmless the other party, and such other party's officers, directors, employees, attorneys and agents against any and all liability, damage, deficiency, loss, cost or expense (including reasonable attorneys' fees and expenses) that are based upon or that arise out of any misrepresentation or breach of any warranty or agreement made by such party herein.

8.2. Indemnification Procedure. Each party (the "Indemnified Party") entitled to indemnification under this Agreement shall give prompt notice to the party (the "Indemnifying Party") required to provide indemnification under this Agreement after such Indemnified Party has received actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense, but only at such Indemnified Party's expense; and provided, further, that the omission by any Indemnified Party to give prompt notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligations under this Agreement, except to the extent that


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

the omission results in a failure of actual prompt notice to the Indemnifying Party and such Indemnifying Party is damaged as a result of the failure to give prompt notice. No Indemnifying Party, in the defense of the such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand in the Indemnified Party's sole discretion. In any event, each party shall cooperate in the defense of such action and the records of each shall be available to the other with respect to such defense.

8.3. Indemnification Notice. Any notice of a claim by reason of any of the representations, warranties and agreements contained in this Agreement, shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made and the amount of liability asserted against the other party by reason of the claim.

8.4. Survival. The representations, warranties, covenants, agreements and indemnities contained in this Agreement shall survive the execution and delivery of this Agreement, any examination by or on behalf of such parties, the Closing and the consummation of the transactions contemplated by this Agreement.

                              ARTICLE IX - GENERAL

9.1. Payment of Expenses. Each party shall bear its own expenses with respect to this Agreement and the transactions contemplated hereby.

9.2. Consent to Jurisdiction and Waivers. The parties hereto each irrevocably consents that any legal action or proceeding against either of them under, arising out of, or in any manner relating to, this Agreement or any other document delivered in connection herewith, may be brought in any court of the State of Nevada located within Clark County or in the United States District Court for the District of Nevada. The parties hereto, by the execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding. The parties hereto further irrevocably consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by any other manner provided for in paragraph
9.4 below. The parties hereto hereby expressly and irrevocably waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non convenient or any similar basis. Nothing in this paragraph 9.2 shall affect or impair in any manner or to any extent the right of either party to commence legal proceedings or otherwise proceed against any other party hereto in any jurisdiction or to serve process in any manner permitted by law.

9.3. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented without the written consent of each of


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

the parties hereto. Any of the parties hereto may, by written notice to the other, (a) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the other,
(b) waive any inaccuracies in the representations of the other contained in this Agreement or in any documents delivered pursuant to this Agreement, (c) waive compliance with any of the covenants of the other contained in this Agreement and (d) waive or modify performance of any of the obligations of the other. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

9.4. Notices. All notices, demands, requests, demands and other communications required or otherwise given under this Agreement shall be in writing and shall be deemed to have been duly given if: (i) delivered by hand against written receipt therefor, (ii) forwarded by a third party company or governmental entity providing delivery services in the ordinary course of business which guarantees delivery the following business day, (iii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iv) transmitted by facsimile transmission electronically confirmed for receipt, in full, by the other party no later than 5:00 p.m., local time, on the date of transmission, addressed as follows:

          If to Seller, to:          Anthony Conforti
                                     P.O. Box 4970
                                     Albuquerque, New Mexico 87196
                                     Facsimile:

          If to Buyer, to:           1700 West Horizon Ridge Parkway - Suite 202
                                     Henderson, Nevada  89012
                                     Attn.: President
                                     Facsimile: (702) 614-1790

          with a copy to:            Snow Becker Krauss P.C.
                                     605 Third Avenue - 25th Floor
                                     New York, New York  10158-0125
                                     Attn: Elliot H. Lutzker, Esq.
                                     Facsimile: (212) 949-7052

or, in the case of any of the parties hereto, at such other address as such party shall have furnished to each of the other parties hereto in accordance with this paragraph 9.4. Each such notice, demand, request or other communication shall be deemed given (a) on the date of such delivery by hand,
(b) on the first business day following the date of such delivery to the overnight delivery service or facsimile transmission or (c) three business days following such mailing.


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

9.5. Successors and Assigns: Holders and Third Parties as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

9.6. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9.7. Headings. The headings of the articles, sections, paragraphs and clauses in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings or interpretations of the terms contained therein.

9.8. Governing Law. This Agreement and the rights, obligations and liabilities of the parties hereto shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada without regard to the conflicts of laws principles thereof.

9.9. Severability: Specific Enforcement. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law. Each of the parties hereto acknowledge that the other party(ies) hereto would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of any other party in this Agreement were not performed in accordance with its terms and therefore agrees that the other party(ies) shall be entitled to specific enforcement of such covenants or agreements and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

9.10. Entire Agreement; Survival. This Agreement and the agreements referred to herein are intended by the parties as a final expression of their agreements and are intended to be a complete and exclusive statement of the agreements and understandings of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, with respect to the subject matter hereof, other than those set forth or referred to herein and therein. This Agreement and the agreements referred to herein are supersede all prior agreements and understandings between the parties with respect to such subject matters.

9.11 Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto. Neither party to this Agreement may assign or transfer any rights under this Agreement.

9.12. Use of Certain Terms and References. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the term "or" shall be deemed to include the term "and/or;" singular or plural tenses shall be deemed to include the opposite whenever the context so indicates or requires; and article, section, subsection, paragraph, clause, schedule and exhibit references are to this Agreement unless otherwise specified.


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

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        SELLER:


                                                  /s/ Anthony Conforti
                                        ----------------------------------------
                                                    Anthony Conforti

                                        BUYER:

                                        Crest View Inc.


                                        By:          /s/ Johnny R. Thomas
                                           -------------------------------------
                                                 Johnny R. Thomas, President


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